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                                  EXHIBIT 10.8

          ASSIGNMENT AND NOTICE OF ASSIGNMENT OF RENEWAL (ASSET) FEES

TO:    The Life Insurance Company of Virginia
       6610 West Broad Street
       Richmond, VA  23230

Effective October 18, 1995, JMC Insurance Services Corporation ("JMC") hereby assigns to Barnett Annuities Corporation all of JMC's right, title, and interest in and to any and all monthly renewal or asset fees earned after August 31, 1995 by JMC as a result of the sales of fixed annuities issued by The Life Insurance Company of Virginia ("LICOVA") which annuities were sold by JMC between October 1, 1990 and October 31, 1995 to customers of Barnett Banks, Inc. in the States of Florida and Georgia.

Effective October 18, 1995, JMC Financial Corporation ("Broker/Dealer") hereby assigns to Barnett Annuities Corporation all of Broker/Dealer's right, title and interest in and to any and all monthly renewal or asset fees earned after August 31, 1995 by Broker/Dealer as a result of the sales of variable annuity contracts issued by LICOVA which were sold by Broker/Dealer between October 1, 1990 and October 31, 1995 to customers of Barnett Banks, Inc. in the States of Florida and Georgia.

Chargebacks processed by LICOVA on or after August 15, 1995 are to be deducted from commissions payable to Barnett Annuities Corporation under this Assignment, rather than from funds otherwise payable to JMC.

All such monthly renewal or asset fees earned after August 31, 1995 are to be paid directly to Barnett Annuities Corporation at :

          Barnett Annuities Corporation
          9000 Southside Blvd., Bldg. 100
          Jacksonville, FL 32256

Executed as of  October 18, 1995.

James Mitchell & Co.
JMC Insurance Services Corporation
JMC Financial Corporation                     Barnett Annuities Corporation

By:  /s/ James K. Mitchell                      /s/ Joel Kaye
     --------------------------------         --------------------------------
    James K. Mitchell, Chairman & CEO         Joel Kaye, President
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                  ACKNOWLEDGMENT AND ACCEPTANCE OF ASSIGNMENT

The Life Insurance Company of Virginia ("LICOVA") hereby acknowledges that it is obligated to pay JMC and Broker/Dealer monthly renewal or asset fees based upon the value of in-force annuity contracts sold by JMC to customers of Barnett Banks, Inc. in the States of Florida and Georgia, between October 1, 1990 and October 31, 1995, that are still in-force when each monthly fee is calculated. LICOVA accepts the within assignment and agrees to pay all such fees earned after August 31, 1995, less chargebacks processed on or after August 15, 1995, directly to Barnett Annuities Corporation or its designee (acceptable to LICOVA) at the address above specified for as long as such fees remain payable.

Executed as of October 19, 1995.

The Life Insurance Company of Virginia

By:  /s/ Thomas Barefield
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     Senior Vice President
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     Name and Title